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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 2003


                            TRINITY INDUSTRIES, INC.


        DELAWARE                       1-6903                    75-0225040
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


         2525 STEMMONS FREEWAY, DALLAS, TEXAS                  75207-2401
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 631-4420


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ITEM 7.  EXHIBITS

(c)      Exhibits

         Exhibit 99.1 - News Release of Registrant dated August 6, 2003 with respect to the financial results for the second quarter of 2003.

         Exhibit 99.2 - Conference call script of August 7, 2003 of Neil O. Shoop, Treasurer.

         Exhibit 99.3 - Conference call script of August 7, 2003 of John L. Adams, Executive Vice President.

         Exhibit 99.4 - Conference call script of August 7, 2003 of Jim S. Ivy, Senior Vice President and Chief Financial Officer.

         Exhibit 99.5 - Conference call script of August 7, 2003 of Charles Michel, Vice President and Controller.

         Exhibit 99.6 - Conference call script of August 7, 2003 of Timothy R. Wallace, Chairman, President and Chief Executive Officer.


ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to this Item 9 and also pursuant to "Item 12. Results of Operations and Financial Condition."

         The Registrant hereby furnishes the information set forth in its News Release, dated August 6, 2003, announcing second quarter 2003 results, a copy of which is included as exhibit 99.1. On August 7, 2003, the Registrant held a conference call and web cast with respect to its financial results for the second quarter of 2003. The conference call scripts of Neil O. Shoop, Treasurer, John L. Adams, Executive Vice President, Jim S. Ivy, Senior Vice President and Chief Financial Officer, Charles Michel, Vice President and Controller, and Timothy R. Wallace, Chairman, President and Chief Executive Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, and 99.6 respectively, and incorporated herein by reference. This information is not "filed" pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submissions of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                TRINITY INDUSTRIES, INC.

                                                By: /s/ Michael G. Fortado
                                                    ----------------------------

                                                        Michael G. Fortado
                                                    Vice President and Secretary



Date:  August 11, 2003


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EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------
Exhibit 99.1               News Release of Registrant dated August 6, 2003 with respect to the financial results for the second quarter of 2003.

Exhibit 99.2               Conference call script of August 7, 2003 of Neil O. Shoop,
                           Treasurer.

Exhibit 99.3               Conference call script of August 7, 2003 of John L. Adams,
                           Executive Vice President.

Exhibit 99.4               Conference call script of August 7, 2003 of Jim S. Ivy, Senior
                           Vice President and Chief Financial Officer.

Exhibit 99.5               Conference call script of August 7, 2003 of Charles Michel,
                           Vice President and Controller.

Exhibit 99.6               Conference call script of August 7, 2003 of Timothy R.
                           Wallace, Chairman, President and Chief Executive Officer.